UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) Of The
Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): July 10, 2014

FV Pharma International Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-187669	68-0682594
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

203 – 29 Gervais Drive

Toronto, Ontario, Canada M3C 1Y9

(Address of principal executive offices and zip code)

(416) 444-4427
(Registrant’s telephone number, including area code)

Alphala Corp.
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03      Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year

On July 10, 2014, Alphala Corp. (the “Company”) filed a Certificate of Amendment to its Articles of Incorporation (the “Amendment”) with the State of Nevada to change its corporate name from “Alphala Corp” to “FV Pharma International Corp.” A copy of the Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1.

The Company informed the Financial Industry Regulatory Authority (“FINRA”) of such corporate name change and requested a symbol change from “ALPC” to “FVPI” corresponding to the corporate name change. On August 5, 2014, FINRA announced the corporate name change and symbol change and both corporate actions took effect on August 6, 2014.

Item 9.01      Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2014	FV Pharma International Corp.

	By:	/s/ Shaikh M. Shami
Shaikh M. Shami
President, Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer,